Exhibit 99.1

COMPASS HRM, INC.

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

COMPASS HRM, INC.

CONTENTS

Independent Auditors’ Report	1-2

Financial Statements

Balance Sheet	3
Statement of Operations	4
Statement of Stockholders’ Equity	5
Statement of Cash Flows	6

Notes to Financial Statements	7-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of
Compass HRM, Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of Compass HRM, Inc. (the “Company”), which comprise the balance sheet as of December 31, 2016, and the related statements of operations, stockholders’ equity and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Compass HRM, Inc. as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Irvine, CA
August 8, 2017

COMPASS HRM, INC.

BALANCE SHEET

DECEMBER 31, 2016

Assets

Current Assets
Cash	$393,287
Accounts receivable and unbilled revenue	271,010
Prepaid expenses and other current assets	107,574

Total Current Assets		$771,871

Property, Equipment and Improvements, Net		115,269

Capitalized Software, Net		327,403

Total Assets		$1,214,543

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$214,232
Other current liabilities	157,304
Current portion of term loan	191,664

Total Current Liabilities		$563,200

Term Loan, Net of Current Portion		606,129

Total Liabilities		1,169,329

Commitments and Contingencies (See Note 6)

Stockholders' Equity
Common stock, no par value; 100 shares authorized,
issued and outstanding	--
Additional paid-in capital	89,800
Accumulated deficit	(44,586)

Total Stockholders' Equity		45,214

Total Liabilities and Stockholders' Equity		$1,214,543

The accompanying notes are an integral part of these financial statements.

COMPASS HRM, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

Revenues		$3,538,269

Cost of Revenues		699,204

Gross Profit		2,839,065

Operating Expenses
Employee compensation and benefits	$1,895,618
General and administrative	1,156,033
Sales and marketing	44,769

Total Operating Expenses		3,096,420

Operating Loss		(257,355)

Other Expenses
Interest expense	43,751
Other expense	822

Total Other Expenses		44,573

Net Loss		$(301,928)

The accompanying notes are an integral part of these financial statements.

COMPASS HRM, INC.

STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2016

					Total
	Common Stock		Additional	Retained	Stockholders'
	Shares	Amount	Paid-in Capital	Earnings	Equity

Balance - January 1, 2016	100	$--	$52,116	$270,842	$322,958

Distributions	--	--	--	(13,500)	(13,500)

Contributions	--	--	37,684	--	37,684

Net loss	--	--	--	(301,928)	(301,928)

Balance - December 31, 2016	100	$--	$89,800	$(44,586)	$45,214

The accompanying notes are an integral part of these financial statements.

COMPASS HRM, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2016

Cash Flows From Operating Activities
Net loss		$(301,928)
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization	$187,287
Changes in operating assets and liabilities:
Accounts receivable and unbilled revenue	(4,349)
Prepaid expenses and other current assets	(84,379)
Accounts payable and accrued expenses	75,496
Other current liabilities	80,651

Total Adjustments		254,706

Net Cash Used in Operating Activities		(47,222)

Cash Flows From Investing Activities
Purchase of property, equipment, and improvements	(35,541)
Capitalized software development cost	(111,383)

Net Cash Used in Investing Activities		(146,924)

Cash Flows From Financing Activities
Proceeds from borrowings under term loan	287,080
Repayment of principal amount of term loan	(186,210)
Contributions from stockholders	37,684
Distributions paid to the stockholders	(13,500)

Net Cash Provided by Financing Activities		125,054

Net Decrease in Cash		(69,092)

Cash - Beginning		462,379

Cash - Ending		$393,287

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for:
Interest		$43,751

The accompanying notes are an integral part of these financial statements.

COMPASS HRM, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 1 - Description of Business

Compass HRM, Inc. (the “Company”) is an S Corporation founded on April 21, 2011 and headquartered in Tampa, Florida. The Company is a workforce management company providing a full range of HR solutions and specializing in payroll services tailored to fit each client’s needs.  The Company’s services are comprised of traditional payroll processing, self-serve module for payroll processing under the software as a service (“SaaS”) model, employee time and attendance solutions, limited human resource services, and employee screening and background checks.

In May 2017, the Company entered into a stock purchase agreement with Asure Software, Inc. (“Asure”), pursuant to which Asure purchased all outstanding shares of common stock of the Company for an aggregate consideration of $6,000,000.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements.  Such financial statements and accompanying notes are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Use of Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reported period. The most significant of estimates relate to unbilled revenue and useful lives of long-lived assets. Actual results could differ from the estimates included in the accompanying financial statements.

COMPASS HRM, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 2 - Summary of Significant Accounting Policies (continued)

Revenue Recognition

The Company recognizes revenue for services provided under two type of contracts: monthly subscription fees and per payroll processing services.

Monthly subscription - The Company enters into fixed fee arrangements for SaaS customers.  Fees associated for each services are recognized ratably in the period services are rendered and earned under service agreements with clients where fees are fixed or determinable and collectability is reasonably assured.

Per payroll processing service - The Company negotiates per employee per month fees for the payroll processing customers.  Revenue is recognized as services are rendered.

CASH CONCENTRATION

The Company maintains its cash balances in bank accounts with major financial institutions that from time to time, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes cash balances are not exposed to significant credit risk.

Fair Value Measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs.

The carrying values of financial instruments, which include cash, accounts receivable, and accounts payable, approximate fair value due to their short-term maturities.  The carrying value of debt approximates fair value due to the relative stable interest rate environment and the Company’s credit-worthiness.

Accounts Receivable and Unbilled Revenue

Accounts receivable consist primarily of amounts due from customers under normal trade terms as of December 31, 2016.  Allowances for uncollected accounts are provided for based upon a variety of factors, including historical amounts written off, an evaluation of current economic conditions and quarterly assessment of customer collectability.  As of December 31, 2016, no allowance for doubtful accounts was recorded by the Company as all amounts were considered collectible.

COMPASS HRM, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 2 - Summary of Significant Accounting Policies (continued)

Accounts Receivable and Unbilled Revenue (continued)

The amounts due from customers under normal trade terms that were not yet billed as of December 31, 2016 amounting to $64,401 are reflected as unbilled revenue and included within accounts receivable balances.

Property, Equipment and Improvements

Property, equipment and improvements are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization expense is computed using the straight-line method over the estimated useful lives of the respective assets, which range from three to seven years.  Leasehold improvements are amortized over the shorter of the lease term or economic life of the asset. Expenditures that materially increase the asset’s life are capitalized, while ordinary maintenance and repairs are charged to operations as incurred. Upon disposition of property and equipment, the related cost and accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is reflected in the statement of operations.

Capitalized Software

The Company capitalized software development costs associated with payroll and time tracking modules.  Capitalized cost include fees paid to consultants, based on their participation in the project during the capitalization period.  The capitalization period includes costs incurred subsequent to management’s determination of project feasibility until the date the project is available for release to customers. Development costs that do not meet the above criteria are charged to expense as incurred.  Capitalized software development costs are amortized over the estimated life of four years.

Income Taxes

The Company and its stockholders have elected since inception to be taxed as an S Corporation.  Under this election, the stockholders of the corporation are personally liable for federal and state income taxes arising from income, if any.

The Company evaluates any uncertain tax provisions in accordance with GAAP. The Company has elected to classify interest and penalties related to uncertain tax positions as a component of income tax expense. To date, the Company has not identified any uncertain tax positions and there have been no interest or penalties assessed or paid.

COMPASS HRM, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 3 - Property, Equipment and Improvements, Net

Property, equipment and improvements consist of the following:

Computer and related equipment	$109,368
Furniture and fixtures	46,666
Leasehold improvements	59,988
216,022
Less: accumulated depreciation	(100,753)

Property, Equipment and Improvements, Net	$115,269

Depreciation expense amounted to $37,708 for the year ended December 31, 2016.

Note 4 - Capitalized Software

Capitalized software consist of the following:

Software Development	$586,416
Less: Accumulated amortization	(259,013)

Total Capital Software, Net	$327,403

For the year ended December 31, 2016, amortization expense for capital software amounted to $149,579.

The following table summarizes the future estimated amortization expense relating to capitalized software as of December 31, 2016:

For the Years Ending December 31,	Amortization Expense
2017	$144,193
2018	111,560
2019	71,650

Total	$327,403

COMPASS HRM, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 5 - Term Loan

The Company had a term loan outstanding with Citizens First Bank whereby the Company was able to borrow up to $1,000,000.  The term loan bears interest at a rate of 4.5% per annum computed on a 365/360 basis. The loan termination date is November 11, 2020.  The Company has approximately $200,000 available on the loan at December 31, 2016.  The term loan is collateralized by a first lien on all assets of the Company and an assignment of the personal life insurance policies of two stockholders.

The following table summarizes the future principal payments related to the outstanding term loan:

For the Years Ending December 31,	Gross Amount
2017	$191,664
2018	200,594
2019	209,940
2020	195,595

Total	$797,793

In May 2017, the term loan was fully paid off in connection with the stock purchase agreement with Asure.

Note 6 - Leases

The Company leases office space as well as office equipment, under various operating lease agreements. The lease terms expire on various dates through 2019.

At December 31, 2016, future minimum lease agreements under these leases are as follows:

For the Years Ending December 31,	Office Space	Equipment Leases	Total
2017	$114,243	$17,928	$132,171
2018	51,000	17,928	68,928
2019	--	15,750	15,750

Total	$165,243	$51,606	$216,849

Rent expense, including the Company’s share of operating expenses, amounted to $174,422 during the year ended December 31, 2016.

COMPASS HRM, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 7 - Related Party Transactions

The Company has a programing and administrative services agreement with Compass Insurance Partners, LLC, a related party by virtue of being under common control.  During 2016, the Company incurred costs from Compass Insurance Partners, LLC of $383,098 for programing and other administrative services performed by Compass Insurance Partners LLC, which are included in general and administrative expenses, in the accompanying statement of operations.

Note 8 - Subsequent Events

The Company evaluated subsequent events through August 8, 2017, the date these financial statements were available to be issued.  Except for the matter disclosed in Notes 1 and 5, there were no material subsequent events that required recognition or additional disclosure in the accompanying financial statements.